UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2014

Karyopharm Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36167	26-3931704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Mercer Road Natick, MA	01760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 975-4820

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Karyopharm Therapeutics Inc. (the “Company”) held its Annual Meeting of Stockholders on June 9, 2014. The following is a summary of the matters voted on at that meeting.

1.              The Company’s stockholders elected Barry E. Greene and Mansoor Raza Mirza, M.D. as class I directors to serve until the 2017 Annual Meeting of Stockholders, each such director to hold office until his successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such class I directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Barry E. Greene	27,628,845	894	4,543
Mansoor Raza Mirza, M.D.	27,536,979	92,760	4,543

2.              The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,633,307	672	303	0

Item 8.01.                                        Other Events.

While it was permissible in May 2014 under the applicable securities laws and the Company’s insider trading policy for executive officers of the Company to purchase and sell securities of the Company, each of the executive officers listed below entered into a pre-arranged stock trading plan (a “10b5-1 Plan”) pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each 10b5-1 Plan contemplates the sale of a limited number of shares of the Company’s common stock for personal financial management reasons during the remainder of the 2014 calendar year.

Name	Title	Maximum number of shares of common stock that may be sold under such 10b5-1 Plan
Michael G. Kauffman, M.D., Ph.D.	Chief Executive Officer and Director	90,000
Sharon Shacham, Ph.D, MBA	President and Chief Scientific Officer	90,000

Pursuant to each 10b5-1 Plan, certain shares of the Company’s common stock held by the respective individual will be sold on a periodic basis without further direction from the individual in accordance with the terms and conditions set forth in the applicable 10b5-1 Plan, which in all cases include minimum sale price thresholds. Each 10b5-1 Plan is designed to comply with Rule 10b5-1 under the Exchange Act and the Company’s insider trading policy. Transactions made pursuant to each 10b5-1 Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of the Company’s officers or directors, nor to report modifications or terminations of the aforementioned plans or the plan of any other individual.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: June 13, 2014	By:	/s/ Christopher B. Primiano
Christopher B. Primiano
Vice President, General Counsel
and Secretary